UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2013

GREEN ENERGY RENEWABLE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-130707	65-0855736
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)	Identification No.)

243 West Congress, Suite 350

Detroit, Michigan 48226.

(Address of principal executive offices)(Zip Code)

(313) 962-5222

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On June 26, 2013, the Issuer entered into a Letter Agreement with Tigress Financial Partners in which Tigress Financial Partners agreed to act as the exclusive agent on behalf of the Issuer to prepare a possible private placement transaction offering of the Issuer’s common stock, preferred stock, or convertible debt. The Agreement calls for the payment of a $20,000.00 retainer payable by Issuer to Tigress Financial Partners.

(c) Exhibits

Exhibit No.	Description

99.1	Letter Agreement entered into on June 26, 2013 by and between Tigress Financial Partners and Cirque Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Energy Renewable Solutions, Inc.

Dated: July 19, 2013	By:	/s/ Joseph Durant
Joseph Durant
Title: Chief Executive Officer